                                THE GENEVA STEEL
                  MANAGEMENT EMPLOYEE SAVINGS AND PENSION PLAN
         (As Amended and Restated Generally Effective January 1, 1994)

                               TABLE OF CONTENTS

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ARTICLE 1.            INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1-1

ARTICLE 2.            ELIGIBILITY AND ENROLLMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-1
          2.1         Eligible Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-1
          2.2         Participation Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-2
          2.3         Enrollment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-2
          2.4         Rehired Employees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-2
          2.5         Transferred Employees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-2
          2.6         Suspension of Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-2
          2.7         Termination of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2-3

ARTICLE 3.            DISCRETIONARY CONTRIBUTIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3-1
          3.1         Amount of Discretionary Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3-1
          3.2         Allocation of Discretionary Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3-1

ARTICLE 4.            PENSION CONTRIBUTIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-1
          4.1         Amount of Pension Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-1
          4.2         Allocation of Pension Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-1

ARTICLE 5.            SALARY DEFERRALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-1
          5.1         Amount of Salary Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-1
          5.2         Limitation on Salary Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-1
          5.3         Election to Contribute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-2
          5.4         Amendment of Prior Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-3
          5.5         Voluntary Suspension of Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-3
          5.6         Return of Excess Salary Deferral Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-3
          5.7         Investment of Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5-4

ARTICLE 6.            COMPANY MATCHING CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6-1
          6.1         Amount of Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6-1
          6.2         Matching Contributions in Form of Geneva Stock.   . . . . . . . . . . . . . . . . . . . . . . . . . . 6-1

ARTICLE 7.            CONTRIBUTION LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-1
          7.1         Limitation on Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-1
          7.2         Combined Limitation on Benefits and Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . 7-1
          7.3         Excess Company Contributions and Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-1
          7.4         Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-2
          7.5         Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-3
          7.6         Employer Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-3

ARTICLE 8.            PLAN INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-1
          8.1         The Trust Fund; No Reversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-1
          8.2         Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-2
          8.3         Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-3
          8.4         Investment of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-5
          8.5         Transfers Among Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-5
          8.6         Allocation of Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-6
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          8.7         Account Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-6
          8.8         Life Insurance Fund Rules   . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-6

ARTICLE 9.            VESTING AND FORFEITURES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9-1
          9.1         100 Percent Vesting   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9-1
          9.2         Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9-1
          9.3         Vesting After Prior Distributions   . . . . . . . . . . . . . . . . . . . . . . . 9-2
          9.4         Forfeitures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9-2

ARTICLE 10.           FORM OF PLAN BENEFIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-1
          10.1        Amount of Plan Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-1
          10.2        Normal Form of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . .  10-1
          10.3        Optional Forms of Distribution  . . . . . . . . . . . . . . . . . . . . . . . .  10-2
          10.4        Time of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-2
          10.5        Death of Participant Before Distribution  . . . . . . . . . . . . . . . . . . .  10-3
          10.6        Small Benefits: Lump Sum  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-4
          10.7        Election of Forms of Distribution   . . . . . . . . . . . . . . . . . . . . . .  10-4
          10.8        Information on Distribution Options   . . . . . . . . . . . . . . . . . . . . .  10-6
          10.9        Information on Death Benefits   . . . . . . . . . . . . . . . . . . . . . . . .  10-6
          10.10       Determination of Marital Status   . . . . . . . . . . . . . . . . . . . . . . .  10-7
          10.11       Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-7

ARTICLE 11.           CLAIMS PROCEDURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11-1
          11.1        Filing Claims for Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . .  11-1
          11.2        Denial of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11-1

ARTICLE 12.           REVIEW PROCEDURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12-1
          12.1        Appointment of Review Panel   . . . . . . . . . . . . . . . . . . . . . . . . .  12-1
          12.2        Right to Appeal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12-1
          12.3        Form of Request for Review  . . . . . . . . . . . . . . . . . . . . . . . . . .  12-1
          12.4        Time for Review Panel Action  . . . . . . . . . . . . . . . . . . . . . . . . .  12-2
          12.5        Review Panel Decisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12-2
          12.6        Rules and Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12-2
          12.7        Exhaustion of Remedies Required   . . . . . . . . . . . . . . . . . . . . . . .  12-3

ARTICLE 13.           MANAGEMENT OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-1
          13.1        Control and Management of Plan Assets   . . . . . . . . . . . . . . . . . . . .  13-1
          13.2        Trustee Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-1
          13.3        Independent Qualified Public Accountant   . . . . . . . . . . . . . . . . . . .  13-2
          13.4        Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-2
          13.5        Benefit Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-2

ARTICLE 14.           ADMINISTRATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . .  14-1
          14.1        Plan Administration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14-1
          14.2        Employment of Advisers  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14-1
          14.3        Service in Several Fiduciary Capacities   . . . . . . . . . . . . . . . . . . .  14-2

ARTICLE 15.           AMENDMENT AND TERMINATION   . . . . . . . . . . . . . . . . . . . . . . . . . .  15-1
          15.1        Right to Amend or Terminate   . . . . . . . . . . . . . . . . . . . . . . . . .  15-1
          15.2        Effect of Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15-1
          15.3        Allocation of Assets Upon Termination   . . . . . . . . . . . . . . . . . . . .  15-2
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ARTICLE 16.           GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-1
          16.1        No Assignment of Property Rights  . . . . . . . . . . . . . . . . . . . . . . . .  16-1
          16.2        Incompetence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-1
          16.3        Unclaimed Plan Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-2
          16.4        No Employment Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-2
          16.5        Merger, Consolidation and Transfer of Assets or Liabilities   . . . . . . . . . .  16-3
          16.6        Tender Offers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-3
          16.7        Choice of Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-4

ARTICLE 17.           SPECIAL TOP-HEAVINESS RULES   . . . . . . . . . . . . . . . . . . . . . . . . . .  17-1
          17.1        Determination of Top-Heavy Status   . . . . . . . . . . . . . . . . . . . . . . .  17-1
          17.2        Minimum Allocations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-1
          17.3        Special Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-1
                      (a)      Aggregation Group  . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-1
                      (b)      Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-1
                      (c)      Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-1
                      (d)      Permissive Aggregation Group . . . . . . . . . . . . . . . . . . . . . .  17-2
                      (e)      Required Aggregation Group . . . . . . . . . . . . . . . . . . . . . . .  17-2
                      (f)      Top-Heavy Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-2

ARTICLE 18.           ROLLOVERS AND RELATED TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . .  18-1
          18.1        Rollover From Qualified Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .  18-1
          18.2        Rollover From IRA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18-1
          18.3        Mistaken Rollover   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18-2
          18.4        Direct Rollovers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18-2

ARTICLE 19.           DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-1
          19.1        Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-1
          19.2        Affiliated Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-1
          19.3        Annuity Starting Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.4        Base Pay  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.5        Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.6        Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.7        Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.8        Company Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.9        Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-2
          19.10       Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-3
          19.11       Discretionary Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . .  19-3
          19.12       Eligible Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-3
          19.13       Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-3
          19.14       ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.15       Forfeiture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.16       Geneva Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.17       Geneva Stock Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.18       Investment Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.19       Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.20       Matching Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.21       Participant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.22       Participating Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
          19.23       Pension Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
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          19.24       Period of Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
                      (a)      Period of Employment . . . . . . . . . . . . . . . . . . . . . . . . .  19-4
                      (b)      Period for Which Back Pay Awarded  . . . . . . . . . . . . . . . . . .  19-6
                      (c)      Period Following Termination . . . . . . . . . . . . . . . . . . . . .  19-6
                      (d)      Aggregation of Periods of Service  . . . . . . . . . . . . . . . . . .  19-6
                               (i)  Fractional Months . . . . . . . . . . . . . . . . . . . . . . . .  19-7
                               (ii) Permanent Service Break . . . . . . . . . . . . . . . . . . . . .  19-7
          19.25       Permanent Service Break   . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-7
          19.26       Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-7
          19.27       Plan Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-7
          19.28       Plan Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-7
          19.29       Qualified Joint and Survivor Annuity  . . . . . . . . . . . . . . . . . . . . .  19-7
          19.30       Qualified Non-Elective Contributions  . . . . . . . . . . . . . . . . . . . . .  19-8
          19.31       Review Panel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-8
          19.32       Rollover Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-8
          19.33       Salary Deferral Contribution  . . . . . . . . . . . . . . . . . . . . . . . . .  19-8
          19.34       Trust Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-8
          19.35       Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-8
          19.36       Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-8
          19.37       Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19-8

ARTICLE 20.           EXECUTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20-1


APPENDIX I            LIMITATIONS RELATING TO NONDISCRIMINATION TESTING

APPENDIX II           PARTICIPANT LOANS
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
                                THE GENEVA STEEL
                  MANAGEMENT EMPLOYEE SAVINGS AND PENSION PLAN
         (As Amended and Restated Generally Effective January 1, 1994)

         ARTICLE 1.       INTRODUCTION.

         Basic Manufacturing and Technologies of Utah, Inc., a Utah corporation, whose name is now Geneva Steel, established this Geneva Steel Management Employee Savings and Pension Plan effective September 1, 1987. The Plan was amended and restated effective September 1, 1987 and adopted January 16, 1990, to incorporate amendments that were required by the IRS as a condition of issuing the Plans' initial determination letters and to conform to administrative practice. The Plan was amended and restated in its entirety generally effective July 1, 1991 to add provisions required by the Internal Revenue Service as a condition of issuing a favorable determination letter that the Plan is qualified under the Tax Reform Act of 1986, to add a participant loan provision and to clarify certain provisions. The Plan was amended and restated effective October 1, 1992 to permit Geneva Steel to contribute its matching contributions in the form of Company stock or to invest matching contributions in Company stock. This amendment and restatement of the Plan is designed to comply with the qualified plan provisions of the Omnibus Budget Reconciliation Act of 1993 and to make certain additional changes.

         The Plan actually constitutes two plans: one component of the Plan is a profit-sharing plan with a cash or deferred





                                      1-1
arrangement and matching contributions while the other is a money-purchase pension plan. Both components of the Plan are intended to qualify under section 401(a) of the Code.





                                      1-2

         ARTICLE 2.       ELIGIBILITY AND ENROLLMENT.

         2.1 Eligible Employees. The term "Eligible Employee" shall mean any Employee who is employed by a Participating Company, except an Employee who is:

                 (a) A "leased employee" (within the meaning of section 414(n) of the Code) with respect to the Participating Company;

                 (b)      Included in the bargaining unit of the Geneva Plant;

                 (c) A nonresident alien with respect to the United States; provided that this Subsection (c) shall not apply to an Employee of a Participating Company whom the Company has designated in writing as an Eligible Employee; or

                 (d) Employed by a Participating Company under the Company's "Part-Time Employment Program;" provided, however, that if such an individual completes 1,000 hours of service (as determined by the Company) during (i) the 12 month period beginning with the date he or she commences employment with a Participating Company, or (ii) any Plan Year, he or she shall be an Eligible Employee on the first day of the 12 month period or Plan Year immediately following completion of 1,000 hours of service. Such a Participant will only be entitled to contributions pursuant to Articles 3, 4 and 6 if he or she completes





                                      2-1

         1,000 hours of service during the Plan Year for which the contribution is made.

An individual's status as an Eligible Employee shall be determined by the Company, and such determination shall be conclusive and binding on all persons.

         2.2 Participation Requirements. An Employee shall be entitled to participate in the Plan on the date he or she first becomes an Eligible Employee.

         2.3 Enrollment. Participation in the Plan is automatic; Participants are not required to make contributions to the Plan. Upon becoming a Participant, each Eligible Employee shall designate a Beneficiary pursuant to
Section 10.11.

         2.4 Rehired Employees. A former Participant who is rehired as an Eligible Employee shall resume participation in the Plan on the date of reemployment. Any other former Employee who is rehired and becomes an Eligible Employee shall commence participation in the Plan upon becoming an Eligible Employee.

         2.5 Transferred Employees. An Employee who is transferred to the status of an Eligible Employee shall commence participation in the Plan on the date of transfer.

         2.6 Suspension of Participation. A Participant's participation in the Plan shall be suspended for any period of time during which the
Participant:

                 (a) Neither receives nor is entitled to receive any Compensation, including (without limitation) any leave of absence without pay; or





                                      2-2

                 (b) Does not qualify as an Eligible Employee but remains a Participant.

A Participant shall not receive any allocation of Company Contributions or Forfeitures with respect to a period of suspended participation. A suspended Participant's Accounts shall remain invested as a part of the Trust Fund and shall continue to share in the gains, income, losses and investment expenses of the Trust Fund.

         2.7 Termination of Participation. A Participant's participation in the Plan shall terminate when his or her entire Plan Benefit has been distributed or on the date of his or her death, whichever occurs first. In the case of a Participant who is not entitled to a Plan Benefit, participation in the Plan shall terminate when the Participant ceases to be an Employee.





                                      2-3

         ARTICLE 3.       DISCRETIONARY CONTRIBUTIONS.

         3.1 Amount of Discretionary Contributions. For each Plan Year, the Participating Companies may (but need not) make a Discretionary Contribution to the Plan. The amount of any Discretionary Contribution shall be determined by the Company in its sole discretion. Discretionary Contributions shall not exceed the maximum amount which is deductible for federal income tax purposes.

         3.2     Allocation of Discretionary Contributions.

Any Discretionary Contribution for a Plan Year shall be paid to the Trustee not later than the last date prescribed by law for filing the Company's federal income tax return for the taxable year in which such Plan Year ends (including extensions of such date). As of the last day of each Plan Year and subject to the contribution limitations prescribed in Article 7, any Discretionary Contributions made for the Plan Year shall be allocated among eligible Participants in the proportion that each such Participant's Compensation bears to all Participants' Compensation. Any Forfeitures which arise during a Plan Year and which are attributable to Discretionary Contributions shall be allocated along with such Contributions. Subject to the contribution limitations prescribed by Article 7, an eligible Participant's allocation of Forfeitures for a Plan Year shall constitute that percentage of his or her Compensation for such year divided by the aggregate annual Compensation of all other eligible Participants. A Participant shall be eligible for an allocation of Discretionary Contributions and Forfeitures for a





                                      3-1

Plan Year only if the Participant was an Employee on the last day of such Plan Year.

         Each Participant's share of Discretionary Contributions and Forfeitures attributable to Discretionary Contributions shall be credited to his or her Discretionary Contribution Account.





                                      3-2

         ARTICLE 4.       PENSION CONTRIBUTIONS.

         4.1 Amount of Pension Contributions. For each calendar month in a Plan Year, the Participating Companies shall make a Pension Contribution for each Participant equal to 4% of each Participant's Compensation for the calendar month. Effective March 1, 1995 the Pension Contribution for each Participant shall be equal to 4 1/2% of each Participant's Compensation for the calendar month, and effective March 1, 1996 the Pension Contribution shall be equal to 5% of each Participant's Compensation for the calendar month.

         4.2 Allocation of Pension Contributions. Each Pension Contribution for a Plan Year shall be paid to the Trustee not later than the earlier of the last date prescribed by law for filing the Company's federal income tax return for the taxable year in which such Plan Year ends (including extensions of such date) or the date eight and one-half months after the end of such Plan Year. Subject to the contribution limitations described by Article 7, the Pension Contribution for a Plan Year shall be allocated to Participants no later than the last day of the Plan Year, regardless of whether a Participant was an Employee on the last day of the Plan Year. Any Forfeitures which arise during such Plan Year and which are attributable to Pension Contributions shall be allocated to eligible Participants in the manner described in Section 3.2. A Participant shall be eligible for an allocation of a Forfeiture for a Plan Year only if the Participant was an Employee on the last day of such Plan Year.





                                      4-1

         Each Participant's share of Pension Contributions and Forfeitures attributable to Pension Contributions shall be credited to his or her Pension Contribution Account.





                                      4-2

         ARTICLE 5.       SALARY DEFERRALS.

         5.1 Amount of Salary Deferrals. A Participant who is not suspended may elect to contribute Salary Deferrals to the Plan. The amount of such Salary Deferrals for any period of participation may be equal to any whole percentage of the Participant's Base Pay for such period (subject to Section 5.2) but shall not exceed 15% of the Participant's Base Pay for such period.
In addition, the amount of a Participant's Salary Deferrals for any calendar year shall not exceed $9,240, or such other amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment.
Salary Deferrals shall be made through periodic payroll deductions from the Participant's Compensation or through such other method as may be determined by the Company. For federal tax purposes (and, wherever permitted, for state and local tax purposes), Salary Deferrals shall be deemed employer contributions to the Plan, and a Participant's election to make Salary Deferrals shall constitute an election to have the Participant's taxable compensation reduced by the amount of the Salary Deferrals.

         5.2 Limitation on Salary Deferrals. At any time, the Company (in its sole discretion) may reduce the maximum rate at which any Participant may make Salary Deferral Contributions to the Plan, or the Company may require that any Participant discontinue all Salary Deferral Contributions, in order to ensure that the actual deferral percentages meet one of the tests described in
section 401(k) of the Code.   Any reduction or discontinuance of Salary
Deferral Contributions may be applied





                                      5-1
selectively to individual Participants or to particular classes of Participants, as the Company may determine. Upon such date as the Company may determine, this Section 5.2 shall automatically cease to apply until the Company again determines that a reduction or discontinuance of Salary Deferral Contributions is required for any Participants. In addition to requiring a prospective reduction or discontinuance of Salary Deferral Contributions, the Company may distribute to any Participant such portion of the Salary Deferral Contributions that he or she already contributed for the Plan Year as the Company determines to be necessary to ensure that the actual deferral percentages meet one of the tests described in section 401(k) of the Code, as provided in Appendix I.

         5.3 Election to Contribute. A Participant who wishes to make Salary Deferrals pursuant to Section 5.1 shall file with the Company the form prescribed for this purpose. On such form, the Participant shall specify the rate at which he or she wishes to contribute to the Plan. An election to make Salary Deferrals may be made effective as of the first day of a calendar quarter, provided that notice is received by the Company no later than the fifteenth day of the month immediately preceding the first day of the calendar quarter. Newly hired Employees who are eligible to participate in the Plan and who elect to make Salary Deferrals pursuant to Section 5.1, may commence Salary Deferrals no later than the first day of the month following their date of hire.





                                      5-2

         5.4 Amendment of Prior Elections. By filing the prescribed form with the Company, a Participant who is making Salary Deferrals may change the rate of such contributions to any other amount permitted under Section 5.1. An election to change the rate of Salary Deferrals may be made effective as of the first day of the first month of a calendar quarter by filing such form on or before the fifteenth day of the month immediately preceding the first day of the calendar quarter.

         5.5 Voluntary Suspension of Contributions. By filing the prescribed form with the Company, a Participant may elect to suspend all Salary Deferrals. Any such election shall be effective no later than the first day of the month following receipt of the form. A Participant who has suspended all Salary Deferrals may elect to resume such contributions by following the procedure prescribed by Section 5.3.

         5.6 Return of Excess Salary Deferral Contributions. In the event that a Participant made Salary Deferral Contributions under this Plan that, when aggregated with deferrals under any other salary reduction arrangement described in section 402(g)(3) of the Code maintained by a member of the Affiliated Group, exceed the $8,728 limit (as adjusted) under Section 5.1 for any calendar year, his or her excess deferrals attributable to this Plan and any income (or losses) allocable to such excess deferrals shall be refunded to him or her not later than the April 15 next following the close of such calendar year.

         In the event a Participant's elective deferrals for a calendar year (including Salary Deferral Contributions under





                                      5-3
this Plan) to any and all plans in which he was a participant exceed $7,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue under section 402(g) of the Code), then such Participant may designate all or a portion of such excess contributed to this Plan as the amount to be refunded by April 15 of the following calendar year. Such a refund shall be made only if the Participant notifies the Company in the manner prescribed by the Company by the March 1 next following the calendar year in which the excess deferrals were made.

         The nonvested portion of any Matching Contribution and any income (or losses) allocable thereto shall be forfeited to the extent that it was attributable to Salary Deferral Contributions that have been refunded under this Section 5.6.

         5.7 Investment of Contributions. Upon withholding, all Salary Deferrals shall be transferred to the Trustee, for investment in the Trust Fund as provided in Article 8, no later than 45 days after the date the Salary Deferrals were withheld. Salary Deferrals shall be credited to the Participant's Salary Deferral Account.





                                      5-4

         ARTICLE 6.       COMPANY MATCHING CONTRIBUTIONS.

         6.1 Amount of Matching Contributions. Each Participating Company may make a Matching Contribution for each Participant equal to a percentage of his or her Salary Deferral Contributions for a Plan Year. The percentage shall be the same for all Participants. The amount or percentage of the Matching Contribution shall be determined each Plan Year by the Company's board of directors in its sole discretion and may be zero for a given Plan Year. Matching Contributions shall be paid to the Trustee on a monthly basis as soon as reasonably practicable following the close of each calendar month. Except as provided in Section 6.2 below, Matching Contributions shall be allocated as of the end of each calendar month to a Participant's Matching Contribution Account. Forfeitures that arise during a Plan Year that are attributable to Matching Contributions shall be allocated to Participant's Matching Contribution Account in the same manner as Matching Contributions. Matching Contributions can be reduced and/or forfeited in accordance with Appendix I.

         6.2 Matching Contributions in Form of Geneva Stock. Effective October 1, 1992, the Company may determine that all or a portion of a Matching Contribution be paid in the form of Geneva Stock. For purposes of determining the amount of a Participating Company's deduction under section 404 of the Code, shares of Geneva Stock so contributed shall be valued at the closing price of Geneva Stock as quoted on the New York Stock Exchange on the date on which such shares are paid to the Plan. Participating Company contributions allocated in the form of





                                      6-1
shares of Geneva Stock shall be valued for allocation purposes on the basis of the closing price of Geneva Stock as quoted on the New York Stock Exchange as of the end of the calendar month such shares are to be allocated. Matching Contributions made in the form of Geneva Stock shall be allocated as of the end of each calendar month to a Participant's Geneva Stock Account. Forfeitures that arise during a Plan Year that are attributable to such Matching Contributions shall be allocated to Participants' Geneva Stock Accounts in the same manner as Matching Contributions made in the form of Geneva Stock. Matching Contributions can be reduced and/or forfeited in accordance with Appendix I.





                                      6-2

         ARTICLE 7.       CONTRIBUTION LIMITATIONS.

         7.1 Limitation on Contributions. The Annual Additions allocated or attributed to a Participant for any Plan Year shall not exceed the lesser of the following:

                 (a) $30,000 (or, if greater, 25% of the dollar limitation in effect under Code section 415(b)(1)(A)); or

                 (b)      25% of the Participant's Compensation for such year.

If a Participant's Annual Additions would exceed the foregoing limitation, then such Annual Additions shall be reduced by reducing the components thereof as necessary in the order in which they are listed in Section 7.4.

         7.2 Combined Limitation on Benefits and Contributions. The sum of a Participant's defined-benefit plan fraction and his or her defined-contribution plan fraction shall not exceed 1.0 with respect to any Plan Year. For purposes of this Section 7.2, the terms "defined-benefit plan fraction" and "defined-contribution plan fraction" shall have the meaning given to such terms by section 415(e) of the Code and the regulations thereunder. If a Participant would exceed the foregoing limitation, then such benefits under any qualified defined-benefit plan that may be maintained by the Employer Group shall be reduced as necessary to allow his or her Annual Additions to equal the maximum permitted by Section 7.1.

         7.3 Excess Company Contributions and Forfeitures. If the amount of the Company Contributions and Forfeitures allocated or





                                      7-1
attributed to a Participant for any Plan Year must be reduced to meet the limitation described in Section 7.1, then the amount of the reduction shall be applied to reduce the total amount that the Company otherwise would contribute for such year pursuant to Articles 3, 4 and 6. If the amount that the Company may contribute is thereby reduced to zero and if there are Forfeitures that still cannot be allocated to any Participant because of the limitation described in Section 7.1, then such Forfeitures shall be credited to an excess-forfeiture account established under this Section 7.3. Any gains, income or losses shall also be credited to such account. All amounts credited to such account shall be treated as allocable Forfeitures for successive Plan Years and shall be allocated annually pursuant to Section 3.2 until such account is exhausted. No Company Contributions that would give rise to Annual Additions shall be made as long as any amount remains in such account.

         7.4 Annual Additions. For purposes of this Article 7, a Participant's "Annual Additions" for a Plan Year shall be equal to the sum of the following:

                 (a) The amount of Company Contributions allocated to the Participant's Accounts under this Plan as of any date within such year;

                 (b) The amount of Forfeitures allocated to the Participant's Account under this Plan as of any date within such year;





                                      7-2

                 (c) The amount of Salary Deferral Contributions allocated to the Participant's Account under this Plan as of any date within such year;

                 (d) The amount of employer contributions and forfeitures allocated to the Participant under any qualified defined-contribution plan that may be maintained by the Employer Group, other than this Plan, as of any date within such year; and

                 (e) The aggregate employee contributions that the Participant contributes during such year to all qualified retirement plans maintained by the Employer Group.

         7.5 Compensation. For purposes of this Article 7, the term "Compensation" shall be determined in accordance with sections 401(a)(17) and 415(c) of the Code. For purposes of this Article 7, the term "Compensation" shall have the same meaning as that term is defined in Section 19.9 of the Plan, but shall not include Salary Deferral Contributions and deferrals made to the Company's cafeteria plan.

         7.6 Employer Group. For purposes of this Article 7, the term "Employer Group" shall mean any group of one or more chains of corporations connected through stock ownership with the Company, if:

                 (a) Stock possessing more than 50 percent of the total combined voting power of all classes of stock entitled to vote or more than 50 percent of the total value of shares of all classes of stock of each of the





                                      7-3
         corporations, except the Company, is owned by one or more of the other corporations; and

                 (b) The Company owns stock possessing more than 50 percent of the total combined voting power of all classes of stock entitled to vote or more than 50 percent of the total value of shares of all classes of stock of at least one of the other corporations excluding, in computing such voting power or value, stock owned directly by such other corporations.





                                      7-4

         ARTICLE 8.       PLAN INVESTMENTS.

         8.1 The Trust Fund; No Reversion. The Trust Fund shall be comprised of the Investment Funds described in Section 8.2. Except as provided in Subsections (a) and (b) below, the assets of the Plan shall never inure to the benefit of any Participating Company and shall be held for the exclusive purpose of providing benefits to Participants or their Beneficiaries.

                 (a) In the case of a Company Contribution which was made by virtue of a mistake of fact, this Section 8.1 shall not prohibit the return of such contribution to the appropriate Participating Company within 12 months after the payment of such contribution.

                 (b) All Company Contributions are conditioned upon the deductibility thereof under section 404 of the Code. To the extent that a deduction is disallowed for a Company Contribution, this
         Section 8.1 shall not prohibit the return of such contribution (to the extent disallowed) to the appropriate Participating Company within 12 months after the disallowance of the deduction.

                 (c) In the event that Company Contributions are returned to the Participating Companies pursuant to sections (a) and (b) above, the earnings attributable to such contributions shall not be returned to the Participating Companies and the losses attributable to





                                      8-1
         such contributions shall reduce the amount returned to the Participating Companies.

         8.2 Investment Funds. The Trust Fund established under the Plan shall consist of the Balanced Fund, the Variable Fund, the Short-Term Income Fund, the Geneva Stock Fund, and the Life Insurance Fund. The Company may change the available Investment Funds at any time in its sole discretion by adding Funds, removing Funds, or changing Funds. Such Investment Funds shall be invested and reinvested as follows:

                 (a) The Balanced Fund shall be invested in those investments selected by the Company that are designed to achieve a balance between capital appreciation and preservation of capital and generation of income.

                 (b) The Variable Fund shall be invested in a mutual fund (or funds) selected by the Company that invests primarily in equity securities or in such other types of equity investments as are authorized by the Trust Agreement.

                 (c) The Short-Term Income Fund shall be invested in a money market fund or funds selected by the Company, or such other short term fixed-income investments as are authorized by the Trust Agreement.

                 (d) Effective October 1, 1992, the Geneva Stock Fund shall be invested primarily in Geneva Stock, except that small amounts in the Stock Fund may be invested in interest-bearing short-term debt obligations, money market instruments, savings





                                      8-2
         accounts or similar investments. The Geneva Stock Fund shall consist of all Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends on Geneva Stock, interest and other income from Stock Fund investments, Company Contributions to be invested in the Geneva Stock Fund and proceeds from sales of Geneva Stock and Stock Fund investments.

                 (e) The Life Insurance Fund shall be invested in life insurance policies on the lives of those Participants who elected before September 1, 1989 to have their Accounts invested in life insurance contracts. As of September 1, 1989, Participants whose Accounts were not invested in the Life Insurance Fund could not (and still cannot) elect to invest their Accounts in the Life Insurance Fund.

         8.3 Accounts. Any or all of the following Accounts shall be maintained, as necessary, for each Participant:

                 (a) A Participant's Discretionary Contribution Account shall consist of any Discretionary Contributions made on behalf of the Participant pursuant to Section 3.1, any Forfeitures attributable to such Contributions that are allocated to the Participant and the earnings, gains and losses allocable thereto.

                 (b) A Participant's Pension Contribution Account shall consist of the Pension Contributions allocated





                                      8-3
         to the Participant pursuant to Section 4.2, the Forfeitures attributable to such Pension Contributions that are allocated to the Participant and the earnings, gains and losses allocable thereto.

                 (c) A Participant's Salary Deferral Account shall consist of any Salary Deferral Contributions that the Participant has elected to contribute to the Plan pursuant to Section 5.1, any Qualified Non-Elective Contributions made on behalf of the Participant pursuant to Appendix I and the earnings, gains and losses allocable thereto.

                 (d) A Participant's Matching Contribution Account shall consist of any Matching Contributions made on behalf of the Participant under Section 6.1 that are not made or invested in Geneva Stock, any Forfeitures attributable to such Matching Contributions that are allocated to the Participant and the earnings, gains and losses allocable thereto and any cash dividends on Geneva Stock.

                 (e) A Participant's Geneva Stock Account shall consist of any Matching Contributions made or invested in Geneva Stock, any Forfeitures attributable to such Matching Contributions that are allocated to the Participant and the earnings, gains and losses allocable thereto excluding cash dividends on Geneva Stock.

                 (f) A Participant's Rollover Account shall consist of any Rollover Contributions made by the





                                      8-4

         Participant pursuant to Article 18 and the earnings, gains and losses allocable thereto.

         8.4 Investment of Accounts. Effective October 1, 1992, a Participant's Pension Contribution Account shall be invested solely in the Balanced Fund. A Participant's Geneva Stock Account shall be invested solely in the Geneva Stock Fund. A Participant's Salary Deferral Account, Discretionary Contribution Account, Matching Contribution Account and Rollover Account, if any, shall be apportioned among one or more of the Balanced Fund, the Variable Fund, the Short-Term Income Fund and the Life Insurance Fund in such whole percentages as the Participant may specify on the prescribed election form. If the Company receives no valid investment directions from the Participant, such Accounts shall be invested entirely in the Short-Term Income Fund. As of the first day in any calendar quarter, a Participant may change the investment instructions with respect to future contributions. Any such change shall be made by properly completing and filing the prescribed form with the Company no later than the fifteenth day of the month immediately preceding the first day of the calendar quarter.

         8.5 Transfers Among Accounts. Once each calendar quarter, except for his or her Pension Contribution Account, and Geneva Stock Account, a Participant may elect to transfer all or any part of his or her Accounts to one or more of the Investment Funds by properly completing and filing the prescribed form with the Company no later than the fifteenth day of the month immediately preceding the first day of the calendar quarter in which





                                      8-5
the transfer is to occur. Any such transfer shall apply as of the first day of the next following calendar quarter.

         8.6 Allocation of Investment Income. Each Account shall be revalued at fair market value and adjusted as of the last day of each calendar quarter, adjusted for contributions, distributions and other items for the quarter, to reflect the Participant's proportionate share of any realized or unrealized investment income, gains, losses and investment expenses of the Fund or Funds in which such Account was invested that have accrued during the quarter.

         8.7 Account Statements. Within sixty days after the last day of each calendar quarter (and after such other dates as the Company may determine), there shall be prepared and delivered to each Participant a written statement showing the fair market value of his or her Accounts as of the applicable date. The fair market value of a share of Geneva Stock shall be the closing price of such share as quoted on the New York Stock Exchange as of the applicable date.

         8.8     Life Insurance Fund Rules.

         (a) No Participant shall have any right, title, interest or incident of ownership in any life insurance contract purchased by the Trustee, except at the time or times and upon the terms and conditions set forth in this Plan. The Trustee shall be the sole owner of all incidents of ownership in each life insurance contract but the Company may direct the Trustee as to the exercise of all such incidents of ownership.





                                      8-6

         (b) The aggregate premiums for all ordinary life insurance purchased for each Participant shall at all times be less than 50% of the Company Contributions allocated to the Participant's Accounts, 25% in the case of term insurance. In the event that payment of any life insurance premiums would cause the aggregate premiums to exceed these limitations, then the premium will not be made, and the insurance contract shall be converted to a paid-up contract. Alternatively, the face amount of insurance shall be reduced so that the premium will not exceed the limitations.

         (c) Upon the death of a Participant, the proceeds of any life insurance contract(s) will be paid to the Trustee and distributed in accordance with the terms of this Plan. Upon a Participant's termination of employment or a change in investment election, the life insurance contract must be surrendered and the cash value of the surrendered contract shall be paid to the Trustee to be disposed of in accordance with the terms of this Plan.





                                      8-7

         ARTICLE 9.       VESTING AND FORFEITURES.

         9.1 100 Percent Vesting. A Participant shall always be 100% vested in his or her Salary Deferral Account and Rollover Account. A Participant's interest in his or her Discretionary Contribution Account, Pension Contribution Account, Geneva Stock Account and Matching Contribution Account shall become 100% vested when the earliest of the following events occurs:

                 (a) The Participant ceases to be an Employee by reason of Disability;

                 (b) The Participant, before ceasing to be an Employee, attains the age of 62 years (the normal retirement age under the Plan);

                 (c)      The Participant dies while employed as an Employee;

                 (d) The Plan is terminated, or the Plan undergoes a partial termination which affects the Participant (including Participants who, on the date the Plan is terminated, have not yet incurred a Permanent Service Break), before the Participant ceases to be an Employee;

                 (e)      Company Contributions are completely discontinued; or

                 (f) The Participant had any service with an Affiliated Group member before January 1, 1988.

         9.2 Vesting Schedule. Before a Participant becomes 100% vested under Section 9.1, the Participant shall be vested in a percentage of each of his or her Discretionary Contribution





                                      9-1

Account, Pension Contribution Account, Geneva Stock Account and Matching Contribution Account determined from the following schedule:

   Period of Service               Vested Percentage of
Completed by Participant          Participant's Accounts
------------------------          ----------------------
         Less than 12 months  . . . . . . . . .   0%
         12 months to 24 months . . . . . . . .  20%
         24 months to 36 months . . . . . . . .  40%
         36 months to 48 months . . . . . . . .  60%
         48 months to 60 months . . . . . . . .  80%
         60 or more months  . . . . . . . . . . 100%

         9.3 Vesting After Prior Distributions. Section 9.2 shall be applied as set forth in this Section 9.3 in the case of any Participant who received one or more prior distributions from his or her Accounts, who thereafter has not incurred a Permanent Service Break, and who is not yet 100% vested in the Accounts. The vested portion of such Participant's Accounts shall be determined in two steps. First, the Participant's vested percentage under Section 9.2 shall be applied to the sum of (a) the value of the Accounts plus (b) the aggregate amount of the Participant's prior distributions from such Accounts. Then, the aggregate amount of the Participant's prior distributions from such Accounts shall be subtracted.

         9.4 Forfeitures. If a Participant ceases to be an Employee at a time when he or she is less than 100% vested, then the nonvested portion of his or her Accounts shall constitute a Forfeiture for the Plan Year during which the earlier of the following occurs: (a) the Participant receives (or is deemed to receive in the case of a nonvested Participant) a distribution from the Plan in a single lump sum; or (b) the Participant





                                      9-2
incurs a Permanent Service Break. The Forfeiture shall be treated as stated in Sections 3.2, 4.2, 6.1 and 7.3. If the Participant is rehired as an Employee before incurring a Permanent Service Break, then the principal amount of the Forfeiture shall be reinstated to his or her Accounts as of the close of the Plan Year in which the rehire occurs. The appropriate Participating Company shall make a special contribution in the amount required to reinstate the Forfeiture, to the extent any suspense account and current Forfeitures are not sufficient. In no event shall a Participant's Forfeitures be reinstated if he or she is not rehired as an Employee before incurring a Permanent Service Break.





                                      9-3

         ARTICLE 10.      FORM OF PLAN BENEFIT.

         10.1 Amount of Plan Benefit. A Participant's Plan Benefit shall consist of the Participant's entire vested interest in his or her Accounts. The value of a Participant's Plan Benefit (including the number of shares of Geneva Stock) shall be determined as of the Valuation Date immediately preceding the distribution date for such Plan Benefit.

         10.2 Normal Form of Distribution. A Participant's Plan Benefit shall be distributed in the form of a nontransferable annuity contract purchased from an insurance company selected by the Company, unless such Participant has elected the optional form of distribution described in Section
10.3. The Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greater of
(a) the Participant's own lifetime or (b) the lifetimes of the Participant and his or her spouse. The forms of annuity contract available under the Plan are a Qualified Joint and Survivor Annuity and a single-life annuity. In the case of a married Participant who is living when the annuity is scheduled to commence, the annuity contract shall provide for payments in the form of the Qualified Joint and Survivor Annuity. In the case of an unmarried Participant, the annuity contract shall provide for payments in the form of the single-life annuity. Unless the Participant otherwise elects, he or she will begin to receive the Plan Benefit not later than the 60th day after the latest of the of the close of the Plan Year in which the Participant attains age 62, the tenth anniversary





                                      10-1
of the Participant's commencement of participation in the Plan occurs or ceases to be an Employee."

         10.3 Optional Forms of Distribution. A Participant or surviving spouse may elect to have his or her Plan Benefit distributed in the form of a single lump sum in cash. If Geneva Stock is liquidated for purposes of a cash distribution the cash attributable to the shares will equal the proceeds from the sale. A Participant or surviving spouse may also elect to have that portion of his or her Plan Benefits attributable to the Geneva Stock Fund paid in whole shares of Geneva Stock, plus a check for any fractional shares. The Trustee in its discretion may purchase Geneva Stock that was distributed to a Participant or Beneficiary at the closing price of Geneva Stock as quoted on the New York Stock Exchange for the business day on which the Trustee receives a written offer to sell. No commission shall be paid in connection with any such purchase.

         10.4 Time of Distribution. A Participant who is no longer an Employee and is entitled to receive a Plan Benefit shall receive his or her Plan Benefit as soon as reasonably practicable after the distribution date elected by the Participant. The Participant shall elect a distribution date by completing, signing and filing the prescribed distribution election form with the Company. In no event shall a Participant's Plan Benefit be distributed later than the April 1 next following the later of the calendar year in which
(a) the Participant attained age 70 1/2, if he or she remains an Employee on or after age 62 or (b) the Participant attained age 62 if the





                                      10-2

Participant ceased to be an Employee on or before that date. Unless the Participant otherwise elects, he or she will begin to receive the Plan Benefit not later than the 60th day after the latest of the of the close of the Plan Year in which the Participant attains age 62, the tenth anniversary of the Participant's commencement of participation in the Plan occurs or ceases to be an Employee.

         10.5 Death of Participant Before Distribution. If a Participant dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit pursuant to this
Section 10.5. (Section 10.11 provides that the surviving spouse of a married Participant shall be his or her Beneficiary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.)

         If the Beneficiary is the Participant's surviving spouse, the Plan Benefit shall be distributed in the form of a nontransferable annuity contract purchased from an insurance company selected by the Company, unless such surviving spouse has elected the optional form of distribution described in
Section 10.3. Under the annuity contract, the Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the surviving spouse's lifetime and commencing as soon as reasonably practicable after the date of the Participant's death or, if later, the date the Participant would have attained age 62. At any time prior to the date that the surviving spouse's Plan Benefit is to be distributed





                                      10-3
pursuant to the preceding sentence, the surviving spouse may elect, by filing the prescribed form with the Company, (a) to have his or her Plan Benefit distributed in the optional form of distribution described in Section 10.3, (b) to have his or her Plan Benefit distributed at a specified time earlier than that provided in the preceding sentence or (c) both. If the Participant's Beneficiary is not his or her surviving spouse, the Plan Benefit shall be paid in a single lump sum in cash not later than 12 months after the date of the Participant's death.

         10.6 Small Benefits: Lump Sum. Any other provision of this Article 10 notwithstanding, if the value of a Participant's entire Plan Benefit equals $3,500 or less, then the Plan Benefit shall be paid as soon as reasonably practicable to such Participant (or, in the case of his or her death, to the Beneficiary), in a single lump sum in cash. If a Participant's entire Plan Benefit exceeds $3,500 and the Participant fails to consent to an immediate distribution, then the Participant's Plan Benefit shall not be paid before the date on which the Participant attains age 62.

         10.7 Election of Forms of Distribution. A Participant's election of an optional form of distribution under Section 10.3 shall be made on the prescribed form and filed with the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of an optional form of distribution (without the consent of the Company) at any time prior to the end of such





                                      10-4
election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Section 10.2. Any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. The spouse's consent shall acknowledge the effect of the Participant's election and shall be witnessed by a notary public or, if permitted by the Company, by a representative of the Plan. A consent, once given by a spouse, shall not be revocable by such spouse. The spouse's consent shall not be required of the Participant if the Participant (a) establishes to the Company's satisfaction that the spouse's consent cannot be obtained because the spouse cannot be located or because of other reasons deemed acceptable under applicable regulations and (b) agrees in writing that if the Company is compelled by a court of competent jurisdiction or other authority to pay all or any portion of the Participant's Plan Benefit to or on behalf of such spouse, the Participant will indemnify the Company by paying to the Company, upon written demand, an amount equal to such payment, together with reasonable attorneys' fees and expenses. The Company may, in its sole discretion, waive the indemnification requirement. A Participant may elect, with his or her spouse's consent, not to take the qualified preretirement survivor annuity described in Section 10.5 from the first day of the first Plan Year in which the Participant attains age 35 until the Participant's death.





                                      10-5

         10.8 Information on Distribution Options. Within a reasonable period before the Annuity Starting Date, the Company shall make available to each married Participant a written explanation of the following:

                 (a) The terms and conditions of the Qualified Joint and Survivor Annuity;

                 (b) The Participant's right to elect a form of benefit other than a Qualified Joint and Survivor Annuity pursuant to Section 10.7;

                 (c)      The rights of the Participant's spouse under Section
         10.7;

                 (d) The Participant's right to revoke an election of a form of benefit pursuant to Section 10.7; and

                 (e) The effect of an election or revocation described in Subsection (b) or (d) above.

         10.9 Information on Death Benefits. The Company shall provide to each married Participant a written explanation of the death benefit for a surviving spouse described in Section 10.5 comparable to the information on distribution options described in Section 10.8. Such explanation shall be provided within whichever of the following periods ends last:

                 (a) The three-year period beginning with the first day of the Plan Year in which the Participant attains age 32;





                                      10-6

                 (b) The one-year period beginning with the first day of the first Plan Year for which the individual is a Participant; or

                 (c) The one-year period beginning on the date when the Participant ceases to be an Employee, in the case of a Participant who ceases to be an Employee before attaining age 32.

         10.10 Determination of Marital Status. Whether a Participant is married shall be determined by the Company as of his or her Annuity Starting Date.

         10.11 Beneficiary. A Participant's Beneficiary shall be the person(s) so designated by such Participant. If the Participant has not made an effective designation of a Beneficiary or if the named Beneficiary is not living when a distribution is to be made, then (a) the then living spouse of the deceased Participant shall be the Beneficiary or (b) if none, the then living children of the deceased Participant shall be the Beneficiaries in equal shares or (c) if none, the estate of the Participant shall be the Beneficiary. The Participant may change his or her designation of a Beneficiary from time to time. Any designation of a Beneficiary (or an amendment or revocation thereof) shall be effective only if it is made in writing on the prescribed form and is received by the Company prior to the Participant's death. Any other provision of this Section 10.11 notwithstanding, in the case of a married Participant, any designation of a person other than his or her spouse as Beneficiary shall be effective only if the spouse





                                      10-7
consents in writing to the designation. The spouse's consent shall be witnessed by a notary public or, if permitted by the Company, by a representative of the Plan. A consent to a designation of a particular Beneficiary, once given by the spouse, shall not be revocable by such spouse. The spouse's consent shall not be required if the Participant (a) establishes to the Company's satisfaction that the spouse's consent cannot be obtained because the spouse cannot be located or because of other reasons deemed acceptable under applicable regulations and (b) agrees in writing that if the Company is compelled by a court of competent jurisdiction or other authority to pay all or any portion of the Participant's Plan Benefit to or on behalf of such spouse, the Participant will indemnify the Company by paying to the Company, upon written demand, an amount equal to such payment, together with reasonable attorneys' fees and expenses. The Company may, in its sole discretion, waive the indemnification requirement.





                                      10-8

         ARTICLE 11.      CLAIMS PROCEDURE.

         11.1 Filing Claims for Benefits. Claims for benefits under the Plan shall be made in writing on the prescribed form and shall be signed by the Participant or by his or her Beneficiary, as the case may be. All claims for or inquiries concerning benefits under the Plan shall be submitted to the Company at its U.S. headquarters.

         11.2 Denial of Claims. In the event that any claim for benefits is denied in whole or in part, the Company shall notify the applicant in writing of such denial and shall advise the applicant of the right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure. Such written notice shall be given to the applicant within 90 days after the Company received the claim in proper form, except that such 90-day period may be extended for an additional 90 days if special circumstances exist. The Company shall advise the applicant of such circumstances in writing within the first 90-day period. If the Company does not provide the applicant with written notice of its decision within the applicable time period, the applicant's claim shall be deemed to have been denied as of the last day of the applicable time period.





                                      11-1

         ARTICLE 12.      REVIEW PROCEDURE.

         12.1 Appointment of Review Panel. The Company from time to time shall appoint a Review Panel consisting of three or more individuals, who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to appeals from denials of claims under the Plan.

         12.2 Right to Appeal. Any applicant whose claim for benefits was denied in whole or in part (or such applicant's authorized representative) may appeal from the denial by submitting to the Review Panel a written request for a review of the claim within three months after receiving written notice of the denial, or within three months after the date when a claim may be deemed to have been denied. The Company shall give the applicant (or the applicant's authorized representative) an opportunity to review pertinent materials, other than legally privileged documents, in preparing such request for review.

         12.3 Form of Request for Review. The request for review shall be made in writing and shall be addressed to the Review Panel in care of the Company at its U.S. headquarters. The request for review shall set forth all of the grounds on which it is based, all facts in support thereof and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as the Review Panel may deem necessary or appropriate in making its review.





                                      12-1

         12.4 Time for Review Panel Action. The Review Panel shall act upon each request for review within 60 days after receipt thereof, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than 120 days after the Review Panel received the request for review in proper form.

         12.5 Review Panel Decisions. The Review Panel shall give prompt written notice of its decision to the applicant and to the Company. In the event that the Review Panel confirms the denial of the claim for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision was based. In the event that the Review Panel determines that the claim for benefits should not have been denied in whole or in part, the Company shall take appropriate remedial action as soon as reasonably practicable after receiving notice of the Review Panel's decision.

         12.6 Rules and Procedures. The Review Panel shall establish such rules, procedures and interpretations, consistent with the Plan and ERISA, as it may deem necessary or appropriate in carrying out its responsibilities under this Article 12. The Review Panel may require an applicant who wishes to submit additional information in connection with an appeal from a denial of benefits to do so at his or her own expense.





                                      12-2

         12.7 Exhaustion of Remedies Required. No legal or equitable action for benefits under the Plan shall be brought unless and until the applicant (a) has submitted a written claim for benefits in accordance with Article 11, (b) has been notified that the claim is denied, (c) has filed a written request for a review of the claim in accordance with this Article 12 and (d) has been notified in writing that the Review Panel has affirmed the denial of the claim; provided, however, that such an action may be brought after the Company or the Review Panel has failed to act on the claim within the time prescribed in Sections 11.2 and 12.4, respectively.





                                      12-3

         ARTICLE 13.      MANAGEMENT OF ASSETS.

         13.1 Control and Management of Plan Assets. The Company is a named fiduciary with respect to control over and management of the assets of the Plan, but only to the extent of (a) having the duty to appoint one or more trustees to hold all assets of the Plan in trust, (b) having the authority to remove any trustee so appointed and to appoint one or more successor trustees,
(c) having the duty to enter into a trust agreement with each trustee or successor trustee so appointed, (d) having the authority to select investments for the Investment Funds, and (e) having the authority to appoint one or more insurance companies that are qualified to do business in at least one state to hold assets of the Plan and to enter into a contract with each insurance company that it appoints (or to direct the Trustee to enter into such contract). The Trust Agreement is hereby incorporated herein as a part of the Plan.

         13.2 Trustee Duties. The Trustee shall have the exclusive authority and discretion to control and manage the assets of the Plan it holds in trust, except to the extent that the Plan prescribes how such assets shall be invested or the Company directs how such assets shall be invested. The Trustee shall be solely responsible for diversifying, in accordance with section 404(a)(1)(C) of ERISA, the investment of the assets of the Plan assigned to it by the Company, except to the extent that the Plan prescribes or the Company directs how such assets shall be invested.





                                      13-1

         13.3 Independent Qualified Public Accountant. The Company shall engage an independent qualified public accountant to conduct such examinations and to express such opinions as may be required by section 103(a)(3) of ERISA. The Company in its discretion may remove and discharge the person so engaged, in which event it shall appoint a successor independent qualified public accountant to perform such examinations and express such opinions.

         13.4 Expenses. Effective January 1, 1992, the Company shall pay all expenses of the Plan, except such expenses as are paid out of the Trust Fund pursuant to the Company's direction or the terms of the Trust Agreement. The Company shall have complete and unfettered discretion to determine whether an expense of the Plan or Trust Fund shall be paid by the Company or out of the Trust Fund, and this Section 13.4 shall not be construed to require the Company to pay any portion of the expenses of the Plan and Trust that the Company has directed be paid from the Trust Fund. The Company's discretion and authority to direct the Trust Fund to pay any reasonable expenses of the Plan and Trust shall not be limited in any way by any prior decision or act, whether repeated or sporadic, by the Company to pay any or all expenses of the Plan and Trust.

         13.5 Benefit Payments. All benefits, payable pursuant to the Plan shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Company and the terms of the Trust Agreement.





                                      13-2

         ARTICLE 14.      ADMINISTRATION OF THE PLAN.

         14.1 Plan Administration. The Company is the named fiduciary with respect to the operation and administration of the Plan, and the Company is the "administrator" and "plan sponsor" of the Plan (as such terms are used in ERISA). The Company shall make such rules, interpretations and computations and shall take such other actions to administer the Plan as it may deem appropriate. Such rules, interpretations, computations and actions shall be conclusive and binding on all persons. In administering the Plan, the Company
(a) shall act in a nondiscriminatory manner to the extent required by section 401(a) and related sections of the Code and (b) shall at all times discharge its duties in accordance with the standards set forth in section 404(a)(1) of ERISA.

         14.2 Employment of Advisers. The Company may retain such attorneys, actuaries, accountants, consultants or other persons to render advice or to perform services with regard to its responsibilities under the Plan as it shall determine to be necessary or desirable. The Company may designate by written instrument (signed by both parties) one or more persons to carry out, where appropriate, fiduciary responsibilities under the Plan. The Company's duties and responsibilities under the Plan which have not been delegated to other fiduciaries pursuant to the preceding sentence shall be carried out by its directors, officers and employees, acting on behalf and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries.





                                      14-1

         14.3 Service in Several Fiduciary Capacities. Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as the administrator and as a trustee of the Plan).





                                      14-2

         ARTICLE 15.      AMENDMENT AND TERMINATION.

         15.1 Right to Amend or Terminate. The Company, in its sole discretion, and by resolution of its board of directors or by resolution of the board's proper delegatee, reserves the right to amend or terminate the Plan or to discontinue Company Contributions at any time and for any reason. No amendment of the Plan, however, shall, except to the extent permitted by ERISA or the Code (a) reduce the benefit of any Participant accrued under the Plan prior to the date when such amendment is adopted or (b) divert any part of the Plan's assets to purposes other than the exclusive purpose of providing benefits to the Participants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan.

         Furthermore, and to the extent required to comply with Rule 16b-3(c)(2)(ii)(B) of the Securities and Exchange Commission, effective October 1, 1992, the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the regulations thereunder.

         15.2 Effect of Termination. Upon termination of the Plan, no assets of the Plan shall revert to the Participating Companies or be used for or diverted to purposes other than the exclusive purpose of providing benefits to Participants and Beneficiaries and of defraying the reasonable expenses of termination (except as otherwise provided in Section 8.1). Upon termination of the Plan, the Trust Fund shall continue in existence until it has been distributed entirely as provided in





                                      15-1

Section 15.3. Notwithstanding the foregoing, effective January 1, 1987, distributions from the 401(k) portion of the Plan will be made in accordance with the requirements of Treasury Regulation section 1.401(k)-1(d)(3).

         15.3 Allocation of Assets Upon Termination. Upon termination of the Plan, the Trust Fund shall continue in existence until the Accounts of each Participant have been distributed to such Participant (or to such Participant's Beneficiary) as provided in Article 10; provided, however, that the assets of the Plan shall be allocated in accordance with the requirements of section 403(d)(l) of ERISA.





                                      15-2

         ARTICLE 16.      GENERAL PROVISIONS.

         16.1 No Assignment of Property Rights. The interest or property rights of any person in the Plan, in any Account or in any payment to be made under the Plan shall not be optioned, anticipated, assigned (either at law or in equity), alienated or made subject to attachment, garnishment, execution, levy, other legal or equitable process, or bankruptcy. Any act in violation of this Section 16.1, whether voluntary or involuntary, shall be void. This
Section 16.1 shall not apply with respect to qualified domestic relations orders described in section 414(p) of the Code ("QDRO"). The Company shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under QDROs. The Company shall make payment to an "alternate payee" (as defined in Code section 414(p)) pursuant to a QDRO order even if the Participant has not attained the "earliest retirement age" (within the meaning of Code section 414(p)). Any expenses incurred by the Company in connection with recognizing and enforcing a QDRO may be charged against the Account to which the QDRO relates.

         16.2 Incompetence. If, in the opinion of the Company, any individual becomes unable to handle properly any amounts payable to such individual under the Plan, then the Company may make such arrangements for payment on such individual's behalf as it determines will be beneficial to such individual, including (without limitation) payment to such individual's guardian, conservator, spouse or dependent.





                                      16-1

         16.3 Unclaimed Plan Benefits. If any Plan Benefit, or a portion thereof, would be distributable under the Plan but the Company is unable to locate the Participant or Beneficiary to whom the distribution is payable for three consecutive Plan Years, then the Participant's Accounts may be closed after the third consecutive Plan Year during which such distribution is payable but the Participant or Beneficiary cannot be found. The amount of the unpaid Plan Benefit shall be reallocated to eligible Participants in the proportion that each such Participant's Compensation bears to all Participants' Compensation, unless mandatory provisions of applicable escheat laws require another application, in which case such Plan Benefit shall be applied as such laws require. If, however, the Participant or Beneficiary subsequently makes a proper claim to the Company for any Plan Benefit which was reallocated and which was not lost by reason of escheat, then such Plan Benefit (without income, gains or other adjustment) shall be restored to the Participant's Accounts from a special contribution made by the appropriate Participating Company for this purpose. The Plan Benefit shall thereafter be distributable in accordance with the terms of the Plan.

         16.4 No Employment Rights. Nothing in the Plan shall be deemed to give any individual any right to remain in the employ of any Participating Company or to affect the right of such Participating Company to terminate such individual's employment at any time and for any reason.





                                      16-2

         16.5 Merger, Consolidation and Transfer of Assets or Liabilities. The Plan shall not be merged or consolidated with any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a Plan Benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the Plan Benefit which such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated).

         16.6 Tender Offers. Effective October 1, 1992, in the event that any person or group of persons makes a tender offer subject to section 14(d) of the Securities Exchange Act of 1934 to acquire all or part of the outstanding shares of Geneva Stock, including the Geneva Stock held in the Trust Fund ("Acquisition Offer"), each Participant shall be entitled to direct the Trustee confidentially to tender all or part of those shares of Geneva Stock that are held in the Participant's Accounts. If the Trustee receives an instruction by the date communicated by the Company to the Participant, the Trustee shall tender such shares in accordance with such instruction. Any Geneva Stock as to which the Trustee does not receive timely instructions shall not be tendered by the Trustee. The Company shall distribute to each Participant all appropriate materials pertaining to the Acquisition Offer, including the statement of the position of the Company with respect to such offer issued pursuant to Rule 14e-2 under the Securities Exchange Act of





                                      16-3

1934, as soon as practicable after such materials are issued; provided, however, that if the Company fails to issue such statement within five business days after the commencement of such offer, the Company shall distribute such materials to each Participant without the statement by the Company and shall separately distribute such statement as soon as practicable after it is issued.

         16.7 Choice of Law. The Plan and all rights thereunder shall be interpreted and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of Utah.





                                      16-4

         ARTICLE 17.      SPECIAL TOP-HEAVINESS RULES.

         17.1 Determination of Top-Heavy Status. Any other provision of the Plan notwithstanding, this Article 17 shall apply to any Plan Year in which the Plan is a Top-Heavy Plan. The Plan shall be considered a "Top-Heavy Plan" for a Plan Year if, as of the Determination Date for such Plan Year, the Top-Heavy Ratio for the Aggregation Group exceeds 60%.

         17.2 Minimum Allocations. For any Plan Year during which the Plan is a Top-Heavy Plan, the Company Contributions and Forfeitures allocated to each Participant who is not a Key Employee, but who is an Employee on the last day of such Plan Year, shall not be less than the lesser of (a) three percent of his or her Compensation (as defined in Section 7.5) or (b) the greatest allocation of Salary Deferrals, Company Contributions and Forfeitures, expressed as a percentage of Compensation, made to any Participant who is a Key Employee."

         17.3 Special Definitions. For purposes of this Article 17 only, the following definitions shall apply:

                 (a) "Aggregation Group" means either the Required Aggregation Group or any Permissive Aggregation Group, as the Company may elect.

                 (b) "Determination Date" means the last day of the Plan Year prior to the applicable Plan Year. The last day of the first Plan Year shall be the Determination Date for that year.

                 (c)      "Key Employee" means a key employee, as defined in
         section 416(i) of the Code.





                                      17-1

                 (d) "Permissive Aggregation Group" means a group of qualified plans which includes (i) the Required Aggregation Group and
         (ii) one or more plans of a member of the Affiliated Group which are not part of the Required Aggregation Group. A Permissive Aggregation Group, when viewed as a single plan, must satisfy the requirements of sections 401(a)(4) and 410 of the Code.

                 (e) "Required Aggregation Group" means a group of qualified plans which includes (i) each plan of a member of the Affiliated Group in which a Key Employee participates and (ii) each other plan of a member of the Affiliated Group which enables any plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code.

                 (f) "Top-Heavy Ratio" means a percentage determined pursuant to section 416(g) of the Code.





                                      17-2

         ARTICLE 18.      ROLLOVERS AND RELATED TRANSACTIONS.

         18.1 Rollover From Qualified Plan. With the consent of the Company an Eligible Employee may contribute all or any part of an "eligible rollover distribution" within the meaning of Code section 402(c)(4) to the Plan, either through an ordinary rollover or through a direct transfer in accordance with Code section 401(a)(31) and the Regulations thereunder; provided, however, that such eligible rollover distribution may be contributed to the Plan only if (i) the contribution is paid entirely in the form of a cashier's check or money order made payable to or endorsed over to the Plan or such other form acceptable to the Company, (ii) the Eligible Employee establishes to the satisfaction of the Company that such distribution was an eligible rollover distribution from a plan which, at the time of the distribution, met the requirements of section 401 of the Code, and (iii) in the case of a rollover that is not made in accordance with the direct transfer provisions of Code section 401(a)(31), the contribution is made within sixty (60) days after the Eligible Employee's receipt of the eligible rollover distribution.

         18.2 Rollover From IRA. With the consent of the Company an Eligible Employee may, within sixty (60) days after the date of receipt of a distribution from an individual retirement account which meets the requirements of section 408 and related sections of the Code, contribute all or any part of such distribution to the Plan; provided, however, that all or any part of such distribution may be contributed to the Plan only if





                                      18-1

(i) the distribution represents the entire amount in such individual retirement account; (ii) no part of the distribution is attributable to any source other than a "rollover contribution" from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of such Code;
(iii) the contribution is paid entirely in the form of a cashier's check or money order made payable to or endorsed over to the Plan or such other form acceptable to the Company; and (iv) the Eligible Employee establishes to the satisfaction of the Company that the conditions set forth in (i), (ii) and
(iii) above have been met and such distribution was made from an individual retirement account which, at the time of the distribution, met the requirements of section 408 and related sections of the Code.

         18.3 Mistaken Rollover. If it is determined that a Participant's rollover contribution did not qualify under the Code for a tax free rollover, then as soon as reasonably possible the balance in the Participant's Rollover Account shall be segregated from all other Plan assets, treated as a nonqualified trust established by and for the benefit of the Participant and distributed to the Participant. Such a mistaken rollover contribution shall be deemed never to have been a part of the Plan and shall not adversely affect the tax qualification of the Plan under the Code.

         18.4 Direct Rollovers. Effective with respect to distributions from the Plan made on or after January 1, 1993, notwithstanding any provision of the Plan to the contrary that would





                                      18-2
otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Notwithstanding the foregoing, the Company may prescribe rules that limit a distributee's right to make the election described in the preceding sentence with respect to certain de minimis distributions or divisions of the eligible rollover distribution.

         An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a





                                      18-3
qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

         A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a QDRO, as defined in section 414(p) of the Code and section 206(d) of ERISA, are distributees with regard to the interest of the spouse or former spouse.

         A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.





                                      18-4

         ARTICLE 19.      DEFINITIONS.

         19.1 "Accounts" means the separate accounts maintained for each Participant as part of the Trust Fund, which include, as applicable, a Participant's Discretionary Contribution Account, Pension Contribution Account, Salary Deferral Account, Matching Contribution Account, Geneva Stock Account and Rollover Account.

         19.2 "Affiliated Group" means a group of one or more chains of corporations connected through stock ownership with the Company, if:

                 (a) Stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote or at least 80% of the total value of shares of all classes of stock of each of the corporations, except the Company, is owned by one or more of the other corporations; and

                 (b) The Company owns stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote or at least 80% of the total value of shares of all classes of stock of at least one of the other corporations excluding, in computing such voting power or value, stock owned directly by such other corporations.

In addition, the term "Affiliated Group" includes any other entity which the Company has designated in writing as a member of the Affiliated Group for purposes of the Plan. An entity shall be considered a member of the Affiliated Group only with respect to periods for which such designation is in effect or





                                      19-1
during which the relationship described in Subsections (a) and (b) above exists.

         19.3    "Annuity Starting Date" means:

                 (a) The first day of the first period for which an amount is payable as an annuity; or

                 (b) In the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to such benefit.

         19.4 "Base Pay" means the Participant's salary, wages or other regular rate of pay, including Salary Deferral Contributions and salary reductions made pursuant to the Company's cafeteria plan, but exclusive of bonuses, overtime, or other extraordinary compensation.

         19.5 "Beneficiary" means one or more persons designated by the Participant (or by the Plan) pursuant to Section 10.11.

         19.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         19.7    "Company" means Geneva Steel, a Utah corporation.

         19.8 "Company Contributions" means a Discretionary Contribution, a Matching Contribution or a Pension Contribution.

         19.9 "Compensation" means the total compensation paid to the Participant (within the meaning of Treas. Reg. Section 1.415-2(d)(11)(ii)) by a Participating Company for personal services performed while a Participant for the Plan Year. Compensation includes Salary Deferrals and deferrals made pursuant to the Company's cafeteria plan. "Compensation" does





                                      19-2
not include any compensation paid to a Participant in excess of $150,000, adjusted in accordance with section 401(a)(17)(B) of the Code. For purposes of applying the $150,000 limit in the preceding sentence, family members of the Employee shall be combined with the Employee in accordance with the guidelines established in Section 1.8 of Appendix I to the Plan, except that for purposes of this Section 19.9, family members shall only include the Employee who is a 5% owner or one of the ten most highly compensated employees, the Employee's spouse and the Employee's lineal descendants who have not attained age 19 before the close of the Plan Year.

         19.10 "Disability" means the condition of a Participant who is permanently unable, by reason of a physical or mental incapacity, to perform the normal duties of his or her occupation for a Participating Company or the duties or such other position or job that the Company makes available to the Participant and for which the Participant is qualified by reason of his training, education and experience, as certified by a physician selected by such Participating Company.

         19.11 "Discretionary Contributions" means an account contributed to the Plan by a Participating Company pursuant to Section 3.1.

         19.12   "Eligible Employee" is defined in Section 2.1.

         19.13 "Employee" means an individual who (a) is a common-law employee of a member of the Affiliated Group or a "leased employee" (within the meaning of section 414(n) of the Code) with respect to a member of the Affiliated Group.





                                      19-3

         19.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         19.15 "Forfeiture" means that part of the Participant's Accounts that has not become vested pursuant to Article 9 when he or she ceases to be an Employee.

         19.16   "Geneva Stock"   means the common stock of the Company.

         19.17   "Geneva Stock Fund"  means the Investment Fund described in
Section 8.2.

         19.18   "Investment Accounts" means those Accounts described in
Section 8.4.

         19.19 "Investment Funds" means the funds established under the Trust Fund and described in Section 8.2.

         19.20 "Matching Contribution" means an amount contributed to the Plan by a Participating Company pursuant to Section 6.1.

         19.21 "Participant" means an individual whose participation in the Plan (a) has commenced pursuant to Section 2.3, 2.4 or 2.5 and (b) has not yet terminated pursuant to Section 2.7.

         19.22 "Participating Company" means each member of the Affiliated Group which (a) has been designated as a Participating Company by the Company and (b) has accepted such designation by appropriate corporate action.

         19.23 "Pension Contribution" means a contribution made by a Participating Company pursuant to Article 4.

         19.24   "Period of Service" means all of the following:

                 (a) Period of Employment. An Employee's Period of Service shall include any period during which an





                                      19-4

         Employee maintains an employment relationship with an Affiliated Group member. An Employee's employment relationship with an Affiliated Group member commences on the first date the Employee performs duties for an Affiliated Group member for which he or she receives or is entitled to receive compensation and ends on the date the Employee quits, dies, is discharged or retires. An Employee shall not be considered to have quit under the following circumstances:

                          (i) When the Employee is absent due to lay-off, leave of absence, disability or sickness for up to 48 months.

                          (ii) When the Employee enters military service with the United States, provided the Employee returns to active employment with the Company within the time the Employee's reemployment rights are protected under applicable law. If the Employee does not so return, he or she shall be deemed to have quit on the date of entry into military service.

                          (iii) When the Employee is on jury duty, approved vacation or holiday.

                          (iv) When an Employee is absent from work for any period up to 24 months because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee





                                      19-5
                 for the purpose of adoption, or the care of such child immediately following such birth or placement.

         An Employee shall be deemed to have been discharged as of the earlier of the date oral or written notice of discharge is actually received or the date a written notice is deposited in the United States mail on a registered or certified basis to the Employee's last known address as reflected in the records of the Company;

                 (b) Period for Which Back Pay Awarded. An Employee's Period of Service includes any period not otherwise counted as part of a Period of Service for which the Employee is awarded, or entitled to, back pay from the Company (regardless of any mitigation of damages);

                 (c) Period Following Termination. An Employee's Period of Service includes any period following termination of his or her employment relationship with the Company (as determined pursuant to (i) above), provided the Employee is rehired within 365 days after such termination;

                 (d) Aggregation of Periods of Service. All Periods of Service determined pursuant to this Section 19.22 shall be aggregated on the basis of whole calendar months whether or not such Periods of Service are consecutive, except:





                                      19-6

                          (i) Fractional Months.  If an Employee's Period of
                 Service commences on other than the first day of a calendar month or ends on other than the last day of a calendar month the days in such month or months shall be aggregated and one additional month of Service shall be credited if the number of such days is more than 30 but less than 59 and two additional months shall be credited if the number of such days equals 60.

                          (ii) Permanent Service Break. If an Employee who is not even partially vested incurs a Permanent Service Break, any Period of Service prior to such Permanent Service Break shall not be aggregated with any Period of Service after such break.

         19.25 "Permanent Service Break" means a period during which the Employee's employment relationship with an Affiliated Group member terminates and the Employee has not been reemployed as an Employee within 60 months.

         19.26 "Plan" means this Geneva Steel Management Employee Savings and Pension Plan, as amended from time to time.

         19.27 "Plan Benefit" means the benefit payable to the Participant or to his or her Beneficiary pursuant to Article 10.

         19.28   "Plan Year" means the calendar year.

         19.29 "Qualified Joint and Survivor Annuity" means a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint





                                      19-7
lives of the Participant and his or her spouse, with 50% of such annuity continued for the life of the survivor.

         19.30 "Qualified Non-Elective Contributions" means contributions (other than Matching Contributions) made by the Employer pursuant to Section
2.3 of Appendix I to the Plan and allocated to the Participants' Qualified Non-Elective Contributions Accounts that the Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made, and that are distributable only as specified in Section 10.4.

         19.31   "Review Panel" means the fiduciary described in Section 12.1.

         19.32 "Rollover Contribution" means a contribution made by the Participant pursuant to Article 18.

         19.33 "Salary Deferral Contribution" means a contribution made by a Participating Company on the Participant's behalf pursuant to Section 5.1.

         19.34 "Trust Agreement" means the trust agreement(s) between the Company and the Trustee, as amended from time to time.

         19.35 "Trustee" means the trustee(s) appointed by the Company pursuant to Section 13.1.

         19.36 "Trust Fund" means the trust fund(s) established pursuant to the Trust Agreement.

         19.37 "Valuation Date" means the last business day of the Plan Year and such other dates selected by the Company.





                                      19-8

         ARTICLE 20.      EXECUTION.

         To record the adoption of the Plan to read as set forth herein the Company has caused its authorized officer to execute this document this 3rd day of July, 1995.

                                                      GENEVA STEEL




                                       By /s/ C. E. Ramnitz
                                          -------------------------------------
                                          As Its V.P. Human Resources





                                      20-1

                         APPENDIX I TO THE GENEVA STEEL
                  MANAGEMENT EMPLOYEE SAVINGS AND PENSION PLAN
               LIMITATIONS RELATING TO NONDISCRIMINATION TESTING



                                    TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----
ARTICLE 1.            DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.1          Aggregate 401(m) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2          Aggregate 401(m) Percentage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.3          Before-Tax Percentage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.4          Combined limitation Formula   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.5          Combined Percentage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.6          Excess Aggregate 401(m) Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.7          Excess Before-Tax Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.8          Highly Compensated Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.9          Non-Highly Compensated Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.10         Qualified Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.11         Section 414(s) Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.12         Top-Paid Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 2.            BEFORE-TAX CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.1          Percentage Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.2          Reduction of Salary Deferral Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.3          Qualified Non-Elective Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.4          Other Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 3.            MATCHING CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.1          Percentage Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.2          Reduction of Aggregate 401(m) Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.3          Other Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE 4.            COMBINED LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.1          Combined Limitation Formula   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.2          Additional Reductions of Aggregate 401(m) Contributions   . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 5.            DISTRIBUTIONS OF EXCESS BEFORE-TAX CONTRIBUTIONS AND EXCESS AGGREGATE 401(m) CONTRIBUTIONS  . . . . .  17
         5.1          Time of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.2          Income Allocable to Excess Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                   APPENDIX I

               LIMITATIONS RELATING TO NONDISCRIMINATION TESTING
                     UNDER CODE SECTIONS 401(k) and 401(m)


ARTICLE 1.  DEFINITIONS.

                 1.1 "Aggregate 401(m) Contributions" means any Matching Contributions allocated to the Participant for the Plan Year.

                 1.2 "Aggregate 401(m) Percentage" means the average percentage determined under Section 3.1(c) of this Appendix I.

                 1.3 "Before-Tax Percentage" means the average percentage determined under Section 2.1(c) of this Appendix I.

                 1.4 "Combined limitation Formula" means the formula computed under Section 4.1 of this Appendix I.

                 1.5 "Combined Percentage" means the percentage determined under Section 4.1(b) or 4.1(c) of this Appendix I.

                 1.6 "Excess Aggregate 401(m) Contributions" means the reductions in Matching Contributions described in Section 3.2 of this Appendix I.

                 1.7 "Excess Before-Tax Contributions" means the reductions in Salary Deferral Contributions described in Section 2.2 of this Appendix I.

                 1.8 "Highly Compensated Employee" for any Plan Year means any active Employee who, during the look-back year, (a) received Total Compensation of more than $75,000 (or such larger amount as may be provided on account of cost of living adjustments pursuant to sections 414(q) and 415(d) of the Code); (b) received Total Compensation of more than $50,000 (or such larger amount as may be provided on account of cost of living adjustments pursuant to sections 414(q) and 415(d) of the Code) and was a member of the Top-Paid Group; or (c) was an officer of a member of the Affiliated Group and received Total Compensation of more than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code. The term "Highly Compensated Employee" also includes: (a) an Employee who is both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Total Compensation from the Affiliated Group during the determination year; and (b) an Employee who is a five-percent owner at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                 The term "Highly Compensated Employee" shall also include a former Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Affiliated Group during the determination year, and was a Highly Compensated Employee as an active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                 If an Employee is, during a determination year or look-back year, a family member of either a five percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Total Compensation paid during such year, then the family member and the five-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and the five-percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Total Compensation and Plan contributions and benefits of the family member and five-percent owner or top-ten Highly Compensated Employee. The compensation and benefits attributable to the family members and the five-percent owner or top-ten Highly Compensated Employee shall be pro rated among the family members and the five-percent owner or top-ten Highly Compensated Employee in the proportion that each such individual's Compensation bears to the total of all such individuals' Compensation. For purposes of this Section 1.8, "family member" includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                 For purposes of this Section 1.8, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year. However, the Company may elect in accordance with Temp. Treas. Reg. section 1.414(q)-1T Q&A-14(b), to make the look-back year calculation for a determination year on the basis of the calendar year ending with or within the applicable determination year. If such an election is made, the Company shall make the determination year calculation on the basis of the period (if any) by which the applicable determination year extends beyond the calendar year (i.e., the lag period). (If the Plan Year is the calendar year, this election makes the look-back year and the determination year the same calendar year.)

                 The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100 Employees, the number of Employees treated as officers and the Total Compensation that is considered, will be made in accordance with section 414(q) of the Code and regulations thereunder.

                 1.9 "Non-Highly Compensated Employee" means any Participant who is not a Highly Compensated Employee.

                 1.10 "Qualified Plan" means a stock bonus, pension or profit sharing plan (other than this Plan) maintained by a member of the Affiliated Group that is intended to qualify under section 401(a) of the Code.

                 1.11 "Section 414(s) Compensation" means, at the discretion of the Company, any one of the following definitions of compensation received by an Employee from the Company or a member of the Affiliated Group during the portion of the Plan Year that the Employee is a Participant or is eligible to become a Participant in the Plan:

                 (a)      Compensation as defined in Treasury Regulation
        section 1.415-2(d) or any successor thereto;

                 (b) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(23) of the Code);

                 (c) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, plus all other payments of compensation reportable under Code sections 6041(d) and 6051(a)(3) and the regulations thereunder, determined without regard to any rules that limit such Wages or reportable compensation based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(23) of the Code), and modified, at the election of the Company, to exclude amounts paid or reimbursed for the Employee's moving expenses, to the extent it is reasonable to believe that these amounts are deductible by the Employee under section 217 of the Code;

                 (d) Any of the definitions of Section 414(s) Compensation set forth in Subsections (a), (b) and (c) above, reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits;





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
                 (e) Any of the definitions of Section 414(s) Compensation set forth in Subsections (a), (b), (c) and (d) above, modified to include any elective 4contributions made by the Company or a member of the Affiliated Group on behalf of the Employee that are not includable in gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code; or

                 (f) Any reasonable definition of compensation that does not by design favor Highly Compensated Employees and that satisfies the nondiscrimination requirement set forth in Treasury Regulation section 1.414(s)-1(d)(2) or the successor thereto.

                 Any definition of Section 414(s) Compensation shall be used consistently to define the compensation of all Employees taken into account in satisfying the requirements of an applicable provision of this Appendix I for the relevant determination period. For purposes of applying the limitations set forth in Articles 2, 3 and 4 of this Appendix I, Section 414(s) Compensation shall not include compensation paid to an Employee for a Fiscal Year in excess of $150,000 (or such other amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment).





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
                 1.12 "Top-Paid Group" for any Plan Year means the top 20 percent (in terms of Section 414(s) Compensation) of all Employees of the Affiliated Group on a U.S. dollar payroll, excluding the following:

                 (a) Any Employee covered by a collective bargaining agreement who is not an Eligible Employee;

                 (b) Any Employee who has not completed six months of service at the end of the Plan Year;

                 (c) Any Employee who normally works less than 17 1/2 hours per week;

                 (d) Any Employee who normally works no more than six months during any year; and

                 (e) Any Employee who has not attained the age of 21 at the end of the Plan Year.

                 1.13     "Total Compensation" means "wages," as defined in
         section 3401(a) of the Code for purposes of income tax withholding at the source, but determined:

                 (a) Without regard to any rules that limit the remuneration included in 'wages' based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code); and

                 (b) By including amounts deferred but not refunded under a cafeteria plan, as such term is defined in section 125(c) of the Code and under a plan, including this Plan, qualified under section 401(k) of the Code.

                 The capitalized terms used in this Appendix I, but not defined herein, shall have the same meaning as such terms have when used in the Geneva Steel Management Employee Savings and Pension Plan (the "Plan"), and the terms of the Plan are incorporated by reference into this Appendix I.

ARTICLE 2.       BEFORE-TAX CONTRIBUTIONS.

                 2.1 Percentage Limitations. The Salary Deferral Contributions attributable to Highly Compensated Employees for any Plan Year shall not exceed the limits described below:

                 (a) The ratio of the Salary Deferral Contributions for the Plan Year to the Section 414(s) Compensation for the Plan Year shall be computed to the nearest one hundredth of one percent for each individual who at any time during the Plan Year is a Participant of the Plan or is eligible to become a Participant in the Plan;

                 (b) In the case of an individual who is a five-percent owner or who is among the 10 most highly compensated Highly Compensated Employees, the Section 414(s) Compensation and Salary Deferral Contributions allocated to family members (as described in Section 1.8 of this Appendix I) shall be attributed to such Highly Compensated Employees in computing such ratios as prescribed in Treasury Regulation section 1.401(k)-1(f) and (g) or any successor thereto;

                 (c) The average of such ratios (i.e., the Before-Tax Percentage) shall be determined for (i) the Highly Compensated Employees and
(ii) the Non-Highly Compensated Employees; and

                 (d) The Salary Deferral Contributions of Highly Compensated Employees shall be reduced to the extent necessary to establish that the Before-Tax Percentage for the Highly Compensated Employees either:
(i) does not exceed 125 percent of the Before-Tax Percentage for the Non-Highly Compensated Employees, or (ii) does not exceed the lower of (A) 200 percent





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
of the Before-Tax Percentage for Non-Highly Compensated Employees or (B) the Before-Tax Percentage for Non-Highly Compensated Employees plus two percentage points.

                 2.2 Reduction of Salary Deferral Contributions. The reduction of the Salary Deferral Contributions of Highly Compensated Employees as required by Section 2.1(d) of this Appendix I shall be made by the Company in the order of the individual ratios of such Highly Compensated Employees, beginning with the highest of such ratios and continuing until the Before-Tax Percentage for the Highly Compensated Employees meets either of the tests set forth in Section 2.1(d) of this Appendix I. Such reductions in Before-Tax Contributions shall be made in accordance with Treasury Regulation section 1.401(k)-1(f)(2) and shall constitute "Excess Before-Tax Contributions." For all affected Highly Compensated Employees, such Excess Before-Tax Contributions shall be eliminated as provided for in Article 5 hereof. Excess Before-Tax Contributions of an individual who is a five-percent owner or who is among the 10 most highly compensated Highly Compensated Employees shall be allocated among such individual's family members (as described in Section 1.8 of this Appendix I) in proportion to the contributions attributable to each family member that have been combined.

                 2.3 Qualified Non-Elective Contributions. In lieu of reducing "Excess Before-Tax Contributions" as provided in Section 2.2 of this Appendix I or "Excess Aggregate 401(m) Contributions" as provided in Section
3.2 of this Appendix I, the Company may make corrective Qualified Non-Elective





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
Contributions on behalf of Non-Highly Compensated Employee Participants. Such Qualified Non-Elective Contributions shall be allocated to an eligible Participant's Salary Deferral Account in the ratio that such eligible Participant's Base Pay for the Plan Year bears to the total Base Pay of all eligible Participants for such Plan Year. Any Qualified Non-Elective Contributions for a Plan Year shall be paid to the Trustee not later than the last day of the Plan Year next following the close of the Plan Year for which the Qualified Non-Elective Contribution is made.

                 2.4 Other Plans. If a Highly Compensated Employee for any Plan Year is a participant during such Plan Year of any qualified plan that includes a qualified cash or deferral arrangement under section 401(k) of the Code, this Plan and such Qualified Plan(s) shall be treated as required by Treasury Regulation section 1.401(k)-1(g)(1)(ii)(B) in applying this Article 2. If the Plan is aggregated with any other qualified plan for purposes of Code section 410(b), this Plan and such other qualified plan shall be treated as a single plan in applying this Article 2.

ARTICLE 3.       MATCHING CONTRIBUTIONS.

                 3.1 Percentage Limitations. To the extent Matching Contributions are not treated as Salary Deferral Contributions and tested under
Article 2 of this Appendix I, the Aggregate 401(m) Contributions of Highly Compensated Employees for any Plan Year shall not exceed the limits described below:

                 (a) The ratio of the Aggregate 401(m) Contributions for the Plan Year to the Section 414(s) Compensation for the Plan Year shall be computed to the nearest one hundredth of one percent for each individual who at any time during the Plan Year is a Participant of the Plan or is eligible to become a Participant in the Plan;

                 (b) In the case of an individual who is a five-percent owner or who is among the 10 most highly compensated Highly Compensated Employees, the Section 414(s) Compensation and the Company Contributions allocated to family members (as described in Section 1.8 of this Appendix I) shall be attributed to such Highly Compensated Employees in computing such ratios as prescribed in Treasury Regulation section 1.401(m)-1(e) and (f) or any successor thereto;

                 (c) The average of such ratios (i.e., the Aggregate 401(m) Percentage) shall be determined for (i) the Highly Compensated Employees and (ii) the Non-Highly Compensated Employees; and

                 (d) The Aggregate 401(m) Contributions of Highly Compensated Employees shall be reduced to the extent necessary to establish that the Aggregate 401(m) Percentage for the Highly Compensated Employees either: (i) does not exceed 125 percent of the Aggregate 401(m) Percentage for the Non-Highly Compensated Employees, or (ii) does not exceed the lower of (A) 200 percent of the Aggregate 401(m) Percentage for Non-Highly Compensated Employees or (B) the Aggregate 401(m)

Percentage for Non-Highly Compensated Employees plus two percentage points.

                 3.2 Reduction of Aggregate 401(m) Contributions. The reduction in the Aggregate 401(m) Contributions of Highly Compensated Employees as required by Section 3.1(d) of this Appendix I shall be made by the Company, in accordance with Treasury Regulation section 1.401(m)-1(e)(2), in the order of the individual ratios of such Highly Compensated Employees, beginning with the highest of such ratios and continuing until the Aggregate 401(m) Percentage for the Highly Compensated Employees meets either of the tests set forth in
Section 3.1(d) of this Appendix I. For all affected Highly Compensated Employees, such Excess Aggregate 401(m) Contributions shall be eliminated as provided for in Article 5 hereof. Excess Aggregate 401(m) Contributions of an individual who is a five-percent owner or who is among the 10 most highly compensated Highly Compensated Employees shall be allocated among such individual's family members (as described in Section 1.8 of this Appendix I) in proportion to the contributions attributable to each family member that have been combined.

                 3.3 Other Plans. If a Highly Compensated Employee for any Plan Year is a participant during such Plan Year of any qualified plan that is a qualified defined contribution plan (within the meaning of Code section 414(i)) and that provides for employee contributions and matching employer contributions (as described in Code section 401(m)(4)(A)), this Plan and such qualified plan(s) shall be treated as required by Treasury

Regulation section 1.401(m)-1(f)(1)(ii)(B) in applying this Article 3. If the Plan is aggregated with any other qualified plan for purposes of Code section 410(b), this Plan and such other qualified plan shall be treated as a single plan in applying this Article 3.

ARTICLE 4.       COMBINED LIMITATIONS.

                 4.1 Combined Limitation Formula. The Combined Limitation Formula for each Plan Year shall be computed as follows:

                 (a) First, the Before-Tax Percentage and Aggregate 401(m) Percentage for Highly Compensated Employees and Non-Highly Compensated Employees for the Plan Year shall be determined after making any reductions in Salary Deferral Contributions and/or Aggregate 401(m) Contributions of Highly Compensated Employees required by Sections 2.2 and 3.2 of this Appendix I before application of the Combined Limitation Formula.

                 (b) Second, the sum of: (i) 125 percent of the greater of the Before-Tax Percentage or the Aggregate 401(m) Percentage for the Non-Highly Compensated Employees, and (ii) two (2) percentage points plus the lesser of the Before-Tax Percentage or the Aggregate 401(m) Percentage (but not in excess of 200 percent of the lesser of such Before-Tax Percentage and Aggregate 401(m) Percentage) for the Non- Highly Compensated Employees shall be determined.

                 (c) Third, the sum of: (i) 125 percent of the lesser of the Before-Tax Percentage or the Aggregate 401(m) Percentage for the Non-Highly Compensated Employees, and (ii) two (2) percentage points plus the greater of the Before-Tax Percentage or the Aggregate 401(m) Percentage (but not in excess of 200 percent of the lesser of such Before-Tax Percentage and

Aggregate 401(m) Percentage) for the Non-Highly Compensated Employees shall be determined.

                 (d) Fourth, the sum of the Before-Tax Percentage and Aggregate 401(m) Percentage for the Highly Compensated Employees shall be determined.

                 4.2 Additional Reductions of Aggregate 401(m) Contributions. If, in any Plan Year, the amount determined under Section 4.1(d) of this Appendix I exceeds the greater of the amounts determined under
Section 4.1(b) or Section 4.1(c) of this Appendix I, then the Aggregate 401(m) Contributions of Highly Compensated Employees shall be reduced, in the manner described in Section 3.2 of this Appendix I, to the extent necessary to ensure that the sum of the Before-Tax Percentage and Aggregate 401(m) Percentage of the Highly Compensated Employees for the Plan Year does not exceed the greater Combined Percentage determined under Section 4.1(b) or Section 4.1(c) of this Appendix I in respect to Non-Highly Compensated Employees.





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
ARTICLE 5. DISTRIBUTIONS OF EXCESS BEFORE-TAX CONTRIBUTIONS AND EXCESS AGGREGATE 401(m) CONTRIBUTIONS.

                 5.1 Time of Distribution. Excess Before-Tax Contributions may be distributed to the appropriate Highly Compensated Employees by March 15 following the close of the Plan Year, but in no event later then the close of the following Plan Year. Excess Aggregate 401(m) Contributions (other than Excess Aggregate 401(m) Contributions that are first forfeited as attributable to Excess Before-Tax Contributions that are refunded for any Plan Year) shall be distributed to the appropriate Highly Compensated Employees as follows:

                 (a) First, to the extent required, the vested portion of the Matching Contributions attributable to the Participant's Salary Deferral Contributions for such Plan Year, and any income (or losses) allocable to such Matching Contributions, shall be distributed to him or her by the March 15 next following the close of such Plan Year, but in no event later than the last day of the following Plan Year.

                 (b) Second, to the extent required, the nonvested portion of the Matching Contributions allocated to the Participant for such Plan Year, and any income (or losses) allocable thereto, may be forfeited by March 15 next following the close of the Plan Year, but in no event later than the close of the following Plan Year, and reallocated as provided for in Section 9.4 of the Plan. All such distributions, including income allocable thereto, shall be designated by the Company as distributions of Excess Before-Tax Contributions or Excess

Aggregate 401(m) Contributions, as the case may be. In accordance with Treasury Regulation section 1.401(k)-1(f)(5)(i), Excess Before-Tax Contributions for a Plan Year to be distributed to a Participant shall be reduced by excess deferrals previously distributed to such Participant for such Participant's taxable year ending with or within such Plan Year, and excess deferrals for a Plan Year to be distributed to a Participant shall be reduced by Excess Before-Tax Contributions previously distributed to such Participant for the Plan Year beginning with or within such taxable year.

                 5.2 Income Allocable to Excess Contributions. Income allocable to Excess Before-Tax Contributions and Excess Aggregate 401(m) Contributions shall be determined by the Company in accordance with Treasury Regulation sections 1.401(k)-1(f)(4) and 1.401(m)-1(e)(3) or the successors thereto.

\                                  APPENDIX II

                               PARTICIPANT LOANS

                 Amount of Loans. A Participant who is receiving Compensation may obtain a cash loan from the Participant's Salary Deferral, Rollover and vested portion of his or her Matching Contribution Accounts. The minimum amount of a loan shall be one thousand dollars ($1,000).

                 Aggregate Loan Limitations. No loan shall be granted under the Plan if such loan, when aggregated with the balance of all loans the Participant has outstanding under the Plan (and other Company plans similar to the Plan) at the time such loan is to be made, exceeds the smallest of the following:

                 (i)      Fifty thousand dollars ($50,000), minus the excess of:

                          (A) the Participant's highest outstanding loan balance under the Plan during the one-year period ending one day prior to the date on which such loan is to be made over

                          (B) the outstanding balance of all of the Participant's Plan loans on the date such loan is to be made; or

                 (ii) Fifty (50%) percent of the vested balance of the Participant's Salary Deferral, Rollover, Geneva Stock and Matching Contribution Accounts.

                 Terms of Loans. A loan to a Participant shall be made on such terms and conditions as the Company may determine, provided that the loan shall:

                 (i) Be evidenced by a promissory note signed by the Participant and secured to the extent necessary by the Accounts of the Participant (regardless of whether a particular Account provided funds for the loan under Source of Loans below);

                 (ii) Bear interest at a fixed rate equal to the prime rate of the Trustee plus one percent, in effect on the first business day of the month in which the Company approves the loan, provided that such rate is reasonable;

                 (iii) Be subject to a substantially level amortization schedule, as determined by the Company;

                 (iv)     Provide for loan payments

                          (A) to be withheld through periodic (but not less frequently than quarterly) irrevocable payroll deductions from the Participant's Compensation or

                          (B) to be paid by check or money order whenever payroll withholding is not possible;

                 (v) Provide for repayment in full (including full prepayment) on or before the earlier of

                          (A) the date the Participant's employment as an Employee terminates, or

                          (B) the date five (5) years after the loan is made; and

                 (vi) Provide that a Participant's Accounts may not be applied to the satisfaction of the Participant's loan obligations before the Accounts become distributable under Article 10 of the Plan, unless the Company determines that the loan obligations are in default and treats such default as qualifying as a financial hardship. A distribution on account of a loan default shall be made only if the amount withdrawn, net of applicable federal and state taxes, does not exceed the amount of the need, and the Participant represents to the Company's satisfaction that the need cannot be relieved:

                          (A) Through reimbursement or compensation by insurance, or otherwise,

                          (B)     By reasonable liquidation of the
                 Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,

                          (C)     By cessation of Salary Deferral
                 Contributions under the Plan, or

                          (D) By other distributions or nontaxable loans from plans maintained by the Company or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

         The Participant's resources shall be deemed to include those assets of his/her spouse and minor children that are reasonably available to the Participant.

                 The Company shall exercise its discretion upon requests for loans in a uniform and nondiscriminatory manner, consistent with the requirements of sections 401(a)(4) and 401(k) of the Code.

                 Restrictions on Loans. No Participant shall have more than one (1) loan from the Plan outstanding at the same time. A new loan may not be obtained earlier than thirty (30) days after the end of the calendar quarter in which the prior Plan loan is repaid.

                 Source of Loans. A Loan Account shall be established for each Participant who takes a loan hereunder. The Loan Account shall be held by the Trustee as part of the Loan Fund. The amount of the loan shall be transferred to the Participant's Loan Account from the Participant's Salary Deferral, Rollover and Matching Contribution Accounts and shall be disbursed from the Loan Account. No portion of a Participant's Life Insurance Fund will be liquidated and transferred to the Participant's Loan Account.

                 Disbursement of Loans. A Participant may request a loan by filing the prescribed loan form with the Company. A loan shall be disbursed as soon as reasonably practicable after the date on which the Company receives the appropriately completed forms.

                 Valuation Date. For purposes of this Appendix II, the balance of a Participant's Accounts shall be determined as of the last completed Valuation Date prior to the date on which the Company receives the appropriately completed forms.

                 Loan Payments and Defaults. Principal and interest payments on a Participant's loan shall be credited initially to the Participant's Loan Account and shall be transferred as soon as reasonably practicable thereafter to the Participant's other Accounts in the percentages specified by the Participant under Section 8.4. Any loss caused by nonpayment or other default on a Participant's loan obligations shall be borne solely by that Participant's Accounts.



                 Loan Fee. Notwithstanding Section 13.4, the Company may charge a reasonable loan set-up and servicing fee for administering a loan under the Plan. Any such fee(s) may be deducted from the loan proceeds and/or the Participant's Accounts.

                 Definitions.

                          (i)     "Loan Account" shall mean the account
established pursuant to this Appendix II for the purpose of making Participant loans and receiving loan repayments.

                          (ii)    "Loan Fund" shall mean the fund invested
solely in promissory notes executed by Participants pursuant to this Appendix
II.

                 The capitalized terms used in this Appendix II, but not defined herein, shall have the same meaning as such terms have when used in the Geneva Steel Management Employee Savings and Pension Plan (the "Plan"), and the terms of the Plan are incorporated by reference into this Appendix II.

                 Spousal Consent. No loan shall be granted pursuant to this Appendix II to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection 10.7 of the Plan, and within the 90 day period before the loan is made, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under this Appendix II to the Plan.